Mark Chancy

Chief Financial Officer

UBS Global Financial Services Conference   May 2005

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements include, but are not limited to, statements about the benefits of the merger between SunTrust Banks, Inc. (“SunTrust”) and National Commerce Financial Corporation (“NCF”),
including future financial and operating results, SunTrust’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of SunTrust’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effects on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally.  Additional factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found SunTrust’s 2004 Annual Report on Form 10-K, and in the Quarterly Reports on Form 10-Q and
10-Q/A of SunTrust and NCF filed with the Securities and Exchange Commission and available at the
Securities and Exchange Commission’s internet site (http://www.sec.gov).  The forward-looking statements in this presentation speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This presentation includes some non-GAAP measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in in the appendix of this presentation, as well as in SunTrust’s earnings press release, which can be found on SunTrust’s website in the news section of the investor relations pages.

SunTrust Overview

7th largest commercial banking
organization in the U.S. with $165
billion in assets

We believe the National Commerce
transaction makes the “Best
Footprint in Banking” even better

Approximately 1,700 retail and
specialized service branches and
2,700 ATMs

2003-2008
Projected
Weighted Average
Population Growth

SunTrust Branches

National Commerce Branches

(1)

(1)

Source: SNL Financial.  Note: the data reflects the 25 U.S. banks and thrifts by assets as of December 31, 2004.  Weighted average population growth is based on MSA deposits pro forma for pending and completed acquisitions.

NCF Merger

Similar management models and cultures have made transition smooth

SunTrust operating model successfully rolled out:

– Bill Reed named Vice Chair over all SunTrust geographies and companywide sales management

– Carolinas Group created with four regions and new Memphis Region part of Central
   Group

Systems successfully converted at over 400 branches and product capabilities in place

Wal-Mart in-store partner strategy build-out continues - 63 new Wal-Mart branches currently in operation with 18 additional planned to be opened in 2005

Overall employee retention has been strong

Client retention a top priority: 109,000 customer calls made by relationship managers prior to the mid-April systems conversion and nearly 3 million conversion-related mailings delivered by March 31st with another 1.4 million planned in April and May

Projected expense efficiencies on target

SunTrust Transformation

2004

1998/99

Focused on
efficiency,
ability to
deliver
common
customer
experience

Implemented
series of
operational
initiatives and
common
systems
platform

Implemented sales
strategy referred to
as S3 + E2 = Selling,
Serving, Sustaining
client relationships
through Excellence
in Execution

Placed highest
priority on sales &
client retention

Established high
performance
standards for LOBs
and geographic units

Introduced
new
geographic
structure and
operating
model

Aligned top
talent to key
leadership
positions

Intensified
local market,
client and
sales focus

Extended
footprint into
key growth
markets with
Crestar
merger

Collapsed 28
bank
charters

Streamlined
functional
organization

Implemented
new revenue
initiatives in
key
businesses

Created
process
efficiencies
and
consistency
in key
business
lines

Enhanced
Franchise

One
Bank

Take the
Lead

Profit
Acceleration

Sales Culture
Transformation

Mid- Atlantic
Carolinas
Central
Florida

Created by Geographic Analysis Department, May 2005

Operating Model Differentiation

LOBs design business and
product strategies with direct
feedback from the line

Geographic partners are
empowered to deliver services,
products and pricing to local
customers

Our specialty businesses that
are centrally managed effectively
use this same geographic power
in our footprint (e.g. mortgage)

Focused on delivering the whole
institution to customers on an
integrated basis

Key to SunTrust’s on-going
success

SunTrust Today

Our foundation is firmly in place:

Fully functioning operating model with clear allocation of responsibilities

Key components of sales organization in place:  weekly sales meetings, sales and referral goals and linked incentives

We have clear strategy and focused initiatives to drive performance:

Deliver “Big Bank” capabilities with local decision making and responsiveness

Focus on customer acquisition and retention

Drive cross-LOB referrals

Key initiatives are generating tangible results

2004 LOB Accomplishments

Enhanced consumer and small business
checking products; successfully launched
business free checking products

Increased focus on private banking
lending opportunities

Launched enhanced home equity line
product in Mid-Atlantic and emphasized
product in all geographic markets

Launched online web referral for branch
banking and enhanced service offerings
online channel through (“STOLI”).

New personal checking accts. up 8%, new
business checking up 12%

Private Banking loan production up 10%

New Direct Equity production increased 25%

Loans/lines originated through SunTrust’s
online service up 23%

New deposit accounts opened through
SunTrust’s online service up 25%

  Retail

Key Initiatives

Results(1)

(1)

Includes only legacy SunTrust data for 2004 as compared to 2003 levels. NCF was treated as a separate line of business for 4Q 04.

2004 LOB Accomplishments

  Commercial

Results(1)

Key Initiatives

Enhanced focus on developing
relationship plans for key customer
segments

Adopted sales management
process and installed new
technology to support the
operating model

Launched collaborative effort
between Wealth and Investment
Management and Private Banking
to acquire new clients

Deposits up 15%

Loans up 6%

Independent research results (2002 to
2004):

Moved from #3 to #1 in market position
and lead relationships among
companies with $5MM - $250MM in
revenue within SunTrust’s geographic
markets

Within the $50MM-250MM segment,
increased from 21% to 24% lead share
on top of 6 percentage point growth
over the previous two-year period.

1,044 new relationships from team-based
mission

(1)

Includes only legacy SunTrust data for 2004 as compared to 2003 levels. NCF was treated as a separate line of business for 4Q 04.

2004 LOB Accomplishments

  Corporate and Investment Banking

Key Initiatives

Drove profitability and growth
through the cross-sale of capital
markets products

Focused on achieving mutual
relevance with targeted clients to
which we commit capital

Institutionalized a dynamic client
planning process

Capital Markets Revenue cross-sold to the
Commercial and Wealth & Investment
Management LOB’s of $44.2MM, up 10%

Total Capital Markets Revenue of $354.9MM,
up $23.1MM or 7%

Corporate Banking’s newly booked credit
relationships greater than $10MM were up
49%

Corporate Banking’s credit exposure at year-
end was up $2.8 billion or 8%

Results(1)

(1)

Includes only legacy SunTrust data for 2004 as compared to 2003 levels. NCF was treated as a separate line of business for 4Q 04.

2004 LOB Accomplishments

  Wealth and Investment Management

Formed partnerships with Commercial and
Private Banking to increase qualified
prospects and cross referrals

Increased sales staff; expanded AMA
Family Offices in Atlanta and three new
markets (Charlotte, Miami and Memphis)

Implemented financial planning throughout
Wealth Management and SunTrust
Securities; required financial plans for all
“A” Clients

Increased focus on retention initiatives;
created the client retention specialist in
Wealth Management

Loans up 14%

Deposits up 32%

Group trust new business up 8%

Institutional new trust business up 7%

Retail Investment sales up 25%

Insurance sales up 128%

Personal Trust retention improved by 28%

Key Initiatives

Results(1)

(1)

Includes only legacy SunTrust data for 2004 as compared to 2003 levels. NCF was treated as a separate line of business for 4Q 04.

2004 LOB Accomplishments

  Mortgage

Grew purchase originations faster
than peer average

Increased the size of the mortgage
sales force

Opened 23 new offices to expand
national footprint to 168 total Retail
offices and 17 total Wholesale offices

Continued to emphasize cross-sell
program

Focused on home equity line
production

Nearly $46 billion in total applications

Almost $27 billion in purchase
applications, up 32%

Over $30 billion in total closings

Over $17 billion in purchase closings,
up 22%

Total cross-sold/referred products up 42%

Key Initiatives

Results(1)

(1)

Includes only legacy SunTrust data for 2004 as compared to 2003 levels. NCF was treated as a separate line of business for 4Q 04.

2004 Cross-LOB Referral Results

Retail referred nearly $2.5 billion in closed mortgages to the Mortgage
LOB

Retail made 72,000 referrals to Wealth & Investment Management

Wealth & Investment Management made over 26,000 referrals to Retail

Commercial generated over $37 million in capital markets fees, up 8%

Over 186,000 total products cross-sold by Mortgage, up 44%

(1)

Cross-LOB referral initiatives accelerated activity in 2004, producing tangible results.

(1)

Includes only legacy SunTrust data for 2004 as compared to 2003 levels. NCF was treated as a separate line of business for 4Q 04.

New Personal Checking Sales

New Business Checking Sales

New Home Equity Sales

New Business Banking Loans Sales

Deposit Outstandings

Loan Outstandings

Retail Investment Sales

Group Trust New Business

Institutional New Trust

Private Banking Loan Production

Purchase Mortgage Closings

# Total Products Cross-Sold

Debt Capital Markets

Equity Capital Markets

CIB New Business Revenue

New Lines/Loans

New Credit Cards

New Deposit Accounts

% Increase

Retail

STOLI
SunTrust
Online

Mortgage

Wealth &
Investment
Management

CIB

2004 Sales Results

Commercial

8%

12%

25%

12%

15%

6%

25%

8%

7%

10%

22%

44%

5%

15%

10%

23%

12%

25%

(1)

(1)

Includes only legacy SunTrust data for 2004 as compared to 2003 levels. NCF was treated as a separate line of business for 4Q 04.

Average Consumer and Commercial Deposits
Average Loans
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
70,361
79,905
73,166
80,936
74,122
83,753
90,601
100,137
90,968
103,216
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05

Loan and Deposit Growth (1)(2)

($ in millions)

Highlights

1Q2005:
1Q2004

Low cost deposits (1)

Total loans

Mortgage loans

Real Estate Equity loans

30

   11

32

   25

   31

63

  29/32

   11/13

1Q2005:
1Q2004

Deposits (1)

29%

    9%

Est. Historical Combined

(2)

(1)      Deposits = Consumer and Commercial Deposits; Low Cost Deposits = Demand Deposits + NOW + Savings.

(2)      SunTrust provides estimated historical combined information to facilitate a more appropriate computation of the combined organization’s organic growth.

(3)      Higher growth rate adjusted for consolidation of Three Pillars.

Reported

Commercial loans

17/24

3/8

(3)

(3)

(3)

(3)

3.5%
3.3%
3.1%
2.9%
2.7%
2.5%
2.3%
2.1%
1.9%
1.7%
1.5%
3.21%
3.05%
2.98%
3.09%
3.13%
3.13%
3.11%
3.21%
3.25%
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05

Net Interest Margin Trend

3.12%

(1)

(1) NCF added 9 b.p., organic margin improved 1 b.p. from 3Q 04.

(2)

3.21%

(2) Day count added 4 b.p., organic margin was flat from 4Q 04.

Adjusting for the NCF impact, net interest margin has been relatively stable to improving since the third quarter of 2003.

4.00
3.80
3.60
3.40
3.20
3.00
2.80
2.60
2.40
2.20
2.00
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
SunTrust
Peer Average

Net Interest Margin Compared to Peers

Peers include Bank of America, BB&T, Comerica, Fifth Third, Keycorp, M&T Bank, Mellon, National City, Northern Trust, PNC, Regions, US Bancorp, Wachovia and
Wells Fargo.  Numbers presented for peers are averages.

   Source: SNL Financial

Stable to improving NIM has brought SunTrust closer to the peer group average.

*

Strong Credit Quality

Net charge-offs

Net charge-offs to avg.
loans

NPAs

NPAs to
Loans/OREO/Other repo

Allowance for loan
losses

Allowance to non-
performing loans

Allowance to charge-
offs (years coverage)

2Q2004

3Q2004

1Q2004

$58,787

0.30%

$331,912

0.42%

$936,972

309.7%

4.0

$37,556

0.19%

$324,421

0.39%

$902,243

299.7%

6.0

$51,043

0.24%

$304,217

0.36%

$892,974

315.7%

4.4

$36,834

0.14%

$392,345

0.37%

$1,023,746

286.7%

6.9

1Q2005

($ in thousands)

4Q2004

$53,893

0.21%

$410,658

0.40%

$1,050,024

281.3%

4.9

Improving consumer and commercial credit quality trends have resulted in near historical low
NCO and NPA levels.

0.60
0.50
0.40
0.30
0.20
0.10
0.00
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
SunTrust
Peer Average

NCOs/Average Loans

Net charge-offs continue to compare favorably vs. peer group average.

*

Peers include Bank of America, BB&T, Comerica, Fifth Third, Keycorp, M&T Bank, Mellon, National City, Northern Trust, PNC, Regions, US Bancorp, Wachovia and
Wells Fargo.  Numbers presented for peers are averages.

   Source: SNL Financial

Fee Income Growth

Trust and investment mgmt.

Broker/dealer revenue

Deposits and other fees

Other noninterest income

Gain on sale of RCM assets,
net of related expenses

Securities (losses)/gains

Total noninterest income

($ in millions)

$160.5

158.9

356.8

102.2

-

(19.4)

$759.0

$164.5

149.2

343.6

82.3

19.9

(5.7)

$753.8

21%

24%

19%

77%

-

-

27%

$136.2

119.9

287.7

46.3

-

4.9

$595.0

1Q 2004

1Q 2005

1Q2005:
1Q2004

4Q 2004

8%

2%

2%

29%

-

-

5%

1Q2005:
1Q2004

Est. Historical
Combined

(1)

(1)     SunTrust provides estimated historical combined information to facilitate a more appropriate computation of the combined organization’s organic growth.

Reported

Including NCF in 2004 data, total noninterest income increased 5% during the first quarter despite weak deposit fee growth.

Reported

65%
60%
55%
50%
60.98%
61.58%
61.12%
61.78%
60.25%
60.22%
59.48%
1Q04
2Q04
3Q04
4Q04
1Q05

(1)

Excluding merger related expenses and the impact of net gain on sale of RCM assets for 1Q 05.

Focus on Efficiency

(1)

(1)

Third consecutive quarter of revenue growth outpacing expense growth.

$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
.84
.93
1.09
1.19
1.31
1.38
1.45
1.64
1.89
2.32
2.56
2.87
3.13
3.04
0.37
4.13
0.10
4.30
0.09
4.72
0.07
4.66
0.14
4.73
5.19
0.06
1.28
1.36
1.30
1.26
0.05
1.36
0.04
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05

EPS Growth Back on Track

EPS (1)

(1)

EPS as originally reported and adjusted for stock splits.  There are no adjustments for merger pooling.

(2)

CAGR and growth based on GAAP EPS excluding merger-related charges.

GAAP EPS

Reduction in EPS due to
merger-related charges

CAGR (2) = 10.1%

Operating EPS

Growth(2) = 9.4%

LOB Goals in 2005

  RETAIL

Focus on growing branch network over the next 3 years in high-growth markets with specific emphasis on Wal-Mart opportunities

Leverage the merger with NCF to capture market share in new markets

  COMMERCIAL

Improve yields and spreads on loan transactions through improved profit modeling and pricing governance

Sustain market share gains through continued emphasis on strategic dialogue with clients, service excellence and industry specialization competencies

  CORPORATE AND INVESTMENT BANKING

Continue to enhance capital markets sales into Commercial and Wealth &
Investment Management client base

Increase the number of ‘intersection’ sectors and clients where our client coverage, balance sheet, equity research and product expertise intersect.

LOB Goals in 2005

  WEALTH & INVESTMENT MANAGEMENT

Partner with Retail to improve penetration rate of mortgages with the SunTrust client base and the sale of products to mortgage borrowers

Continue to strengthen product offerings and distribution capabilities

  MORTGAGE

Integrate successful Private Banking units into Private Wealth Management for a more comprehensive approach to Wealth Management

Aggressively expand and retain SunTrust share of emerging wealth segments

Business Line	Long Term Growth Rate Target
Retail	8 -10%
Commercial	8 -10%
Corporate and Investment Banking	9 -11%
Wealth & Investment Management	12 -14%
Mortgage	8-10%
SunTrust	8 -10%

Long Term Growth Initiatives

SunTrust Today

Our foundation is firmly in place:

Fully functioning operating model with clear allocation of responsibilities

Key components of sales organization in place:  weekly sales meetings, sales and referral goals and linked incentives

We have clear strategy and focused initiatives to drive performance:

Deliver “Big Bank” capabilities with local decision making and responsiveness

Focus on customer acquisition and retention

Drive cross-LOB referrals

Key initiatives are generating tangible results

APPENDIX

Average Loan Growth

Commercial

RE Commercial

RE Construction

RE Comm. & Const.

Mortgages

Direct

Indirect

Consumer

Real Estate Equity

Business Credit Card

Nonaccrual and
Restructured

Total Loans

4Q 2004

1Q 2004

($ in millions)

17/24%

3%

112%

38%

32%

92%

(4)%

24%

63%

41%

(16)%

29/32%

$33,423.9

9,537.0

9,621.2

19,158.2

23,435.7

6,767.2

8,384.4

15,151.6

11,573.7

197.7

275.0

$103,215.8

$32,223.1

9,547.2

9,054.6

18,601.8

22,461.0

6,706.9

8,661.6

15,368.5

11,016.4

192.6

274.1

$100,137.5

1Q 2005

$28,464.1

9,295.0

4,546.3

13,841.3

17,758.0

3,533.1

8,727.4

12,260.5

7,111.8

140.0

329.2

$79,904.9

15%

flat

25%

12%

18%

4%

(13)%

(6)%

20%

10%

1%

   12%

 (1)  The addition of direct and indirect.

 (2)  Higher growth rate adjusted for consolidation of Three Pillars.

(2)

1Q2005:
1Q2004

1Q05:4Q04

3/8%

9%

25%

1%

31%

28%

11/13%

1Q2005:
1Q2004

Est. Historical
Combined

(1)

(2)

(2)

Reported

Annualized

(2)

Average Customer Deposit Growth

DDA

NOW

MMA

SAV

CDs

Total (1)

Total low cost
deposits(2)

4Q 2004

1Q 2004

($ in millions)

26%

42%

12%

19%

64%

29%

30%

$23,723.1

17,479.8

24,767.4

7,506.9

17,490.6

$90,967.8

$48,709.8

$18,896.7

12,332.1

22,136.8

6,334.2

10,661.2

$70,361.0

$37,563.0

(1)

Average quarterly Consumer and Commercial Deposits (excludes Broker & Foreign Deposits).

(2)

Total of DDA, NOW, Savings.

1Q 2005

$24,181.7

16,940.7

24,507.0

8,139.3

16,832.7

$90,601.4

$49,261.7

11%

21%

3%

(7)%

12%

9%

11%

1Q2005:
1Q2004

1Q05:4Q04

(8)%

13%

4%

(31)%

16%

2%

(4)%

1Q2005:
1Q2004

Est. Historical
Combined

Reported

Annualized

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES

	Quarter - to - Quarter Comparison
	1st Quarter 2005	4th Quarter 2004	3rd Quarter 2004	2nd Quarter 2004	1st Quarter 2004
NON-GAAP MEASURES PRESENTED
(Dollars in thousands)
Net income	$492,294	$455,729	$368,766	$386,571	$361,835
Securities losses/(gains), net of tax	3,509	12,595	11,825	5,881	(3,203)
Net income excluding securities gains and losses	495,803	468,324	380,591	392,452	358,632
The Coca-Cola Company dividend, net of tax	(12,028)	(10,739)	(10,740)	(10,739)	(10,740)
Net income excluding securities gains and losses and The Coca-Cola Company dividend	$483,775	$457,585	$369,851	$381,713	$347,892
Total average assets	$161,218,222	$156,570,092	$127,127,968	$127,287,458	$123,853,747
Average net unrealized securities gains	(2,032,787)	(2,056,737)	(2,054,978)	(2,803,917)	(2,580,304)
Average assets less net unrealized securities gains	$159,185,435	$154,513,355	$125,072,990	$124,483,541	$121,273,443
Total average equity	$16,119,430	$15,818,968	$9,992,905	$10,194,201	$9,840,282
Average accumulated other comprehensive income	(1,285,278)	(1,304,553)	(1,318,332)	(1,804,833)	(1,645,712)
Total average realized equity	$14,834,152	$14,514,415	$8,674,573	$8,389,368	$8,194,570
Return on average total assets	1.24%	1.16%	1.15%	1.22%	1.18%
Impact of excluding net realized and unrealized securities gains/losses and The Coca-Cola Company dividend	(0.01)	0.02	0.03	0.01	(0.03)
Return on average total assets less net unrealized securities gains[1]	1.23%	1.18%	1.18%	1.23%	1.15%
Return on average total shareholders' equity	12.39%	11.46%	14.68%	15.25%	14.79%
Impact of excluding net unrealized securities gains	0.84	1.08	2.28	3.05	2.28
Return on average realized shareholders' equity[2]	13.23%	12.54%	16.96%	18.30%	17.07%
Net interest income	$1,111,560	$1,084,204	$876,874	$872,429	$851,648
FTE adjustment	17,666	16,684	16,821	12,637	12,256
Net interest income – FTE	1,129,226	1,100,888	893,695	885,066	863,904
Noninterest income	753,814	759,003	627,692	622,665	595,086
Total revenue	1,883,040	1,859,891	1,521,387	1,507,731	1,458,990
Securities losses/(gains)	5,659	19,377	18,193	9,048	(4,927)
Gain on sale of RCM assets, net of related expenses	(19,874)	—	—	—	—
Total revenue excluding securities gains and losses and net gain on sale of RCM assets[3]	$1,868,825	$1,879,268	$1,539,580	$1,516,779	$1,454,063

	Quarter - to - Quarter Comparison
	1st Quarter 2005	4th Quarter 2004	Change %[4]	1st Quarter 2005	1st Quarter 2004	Change %
AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
(Dollars in thousands)
Noninterest bearing deposits	$23,723,080	$24,181,729	(1.9)	$23,723,080	$18,896,711	25.5
NOW accounts	17,479,848	16,940,751	3.2	17,479,848	12,332,083	41.7
Savings	7,506,923	8,139,263	(7.8)	7,506,923	6,334,231	18.5
Total average low cost consumer and commercial deposits	$48,709,851	$49,261,743	(1.1)	$48,709,851	$37,563,025	29.7

				Estimated Historical Combined[6]
	1st Quarter 2005	1st Quarter 2004	Change %	1st Quarter 2005	1st Quarter 2004	Change %
NON-GAAP DISCLOSURES FOR IMPACTS OF THREE PILLARS[5]
(Dollars in millions)
Average loans – reported	$103,216	$79,905	29.2	$103,216	$93,145	10.8
Impact of Three Pillars	—	(1,430)	(100.0)	—	(1,430)	(100.0)
Average loans excluding Three Pillars	$103,216	$78,475	31.5	$103,216	$91,715	12.5
Average commercial loans – reported	$33,424	$28,464	17.4	$33,518	$32,598	2.8
Impact of Three Pillars	—	(1,430)	(100.0)	—	(1,430)	(100.0)
Average commercial loans excluding Three Pillars	$33,424	$27,034	23.6	$33,518	$31,168	7.5

[1]	SunTrust presents a return on average assets less net unrealized gains on securities. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven. The return on average assets less net unrealized gains on securities is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.

[2]	The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. The return on average realized shareholders' equity is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average realized shareholders' equity.

[3]	SunTrust presents total revenue excluding realized securities gains and losses and the net gain on the sale of RCM assets. The Company believes total revenue without securities gains and losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.

[4]	Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

[5]	Under the provisions of FASB Interpretation No. 46, SunTrust consolidated its commercial paper conduit, Three Pillars, effective July 1, 2003. As of March 1, 2004, Three Pillars was restructured and deconsolidated. Adjustments were made to reported figures for comparability purposes.

[6]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES

	1st Quarter 2005	4th Quarter 2004
SELECTED NON-GAAP OPERATING MEASURES AND ADJUSTED OPERATING MEASURES[1]
(Dollars in thousands)
Net income	$492,294	$455,729
Merger expense, net of tax	15,958	18,461
Operating net income	508,252	$474,190
Net gain on sale of RCM assets, net of tax	(12,322)	—
Adjusted operating net income	$495,930	$474,190
Diluted earnings per share	$1.36	$1.26
Impact of excluding merger expense	0.04	0.05
Operating diluted earnings per share	1.40	1.31
Impact of net gain on sale of RCM assets	(0.03)	—
Adjusted operating diluted earnings per share	$1.37	$1.31
Total revenue	$1,883,040
Securities losses	5,659
Net gain on sale of RCM assets	(19,874)
Adjusted total revenue	$1,868,825
Noninterest income	$753,814
Net gain on sale of RCM assets	(19,874)
Noninterest income excluding net gain on sale of RCM assets	$733,940
Noninterest expense	$1,133,906	$1,148,992
Merger expense	(25,738)	(28,401)
Noninterest expense excluding merger expense	$1,108,168	$1,120,591
Efficiency ratio	60.22%	61.78%
Impact of excluding merger expense	(1.37)	(1.53)
Operating efficiency ratio	58.85%	60.25%
Impact of net gain on sale of RCM assets	0.63	—
Adjusted operating efficiency ratio	59.48%	60.25%
Return on average total assets	1.24%	1.16%
Impact of excluding merger expense	0.04	0.04
Operating return on average total assets[2]	1.28%	1.20%
Return on average total shareholders' equity	12.39%	11.46%
Impact of excluding merger expense	0.40	0.47
Operating return on average total shareholders' equity[3]	12.79%	11.93%

[1]	SunTrust presents selected financial data on an operating basis that excludes merger charges, which represent incremental costs to integrate NCF's operations. The Company also presents selected financial data on an adjusted operating basis, which further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.

[2]	Computed by dividing annualized operating net income by average total assets.

[3]	Computed by dividing annualized operating net income by average total shareholders' equity.

SunTrust Banks, Inc. and Subsidiaries
QUARTER-TO-QUARTER COMPARISON – ACTUAL AND HISTORICAL COMBINED GROWTH

The 1st quarter 2004 figures represent SunTrust and NCF on a historical combined basis. See next page for a reconcilement of these historical combined amounts.

	ACTUAL					HISTORICAL COMBINED
	1st Quarter 2005	4th quarter 2004	Increase/(Decrease)		Sequential Annualized %	1st Quarter 2005	1st Quarter 2004	Increase/(Decrease)
			Amount	%				Amount	%
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$1,111,560	$1,084,204	$27,356	2.5%	10.1%	$1,111,560	$1,042,719	$68,841	6.6%
Provision for loan losses	10,556	37,099	(26,543)	(71.5)	(286.2)	10,556	65,925	(55,369)	(84.0)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	1,101,004	1,047,105	53,899	5.1	20.6	1,101,004	976,794	124,210	12.7
NONINTEREST INCOME
Deposit and other fees[1]	343,634	356,777	(13,143)	(3.7)	(14.7)	343,634	337,122	6,512	1.9
Trust and investment management income	164,515	160,526	3,989	2.5	9.9	164,515	152,716	11,799	7.7
Broker / dealer revenue[2]	149,196	158,888	(9,692)	(6.1)	(24.4)	149,196	145,703	3,493	2.4
Other noninterest income	82,254	102,189	(19,935)	(19.5)	(78.0)	82,254	63,638	18,616	29.3
Noninterest income before securities (losses)/gains and net gain on sale of RCM assets[3]	739,599	778,380	(38,781)	(5.0)	(19.9)	739,599	699,179	40,420	5.8
Gain on sale of RCM assets, net of related expenses	19,874	—	19,874	100.0	400.0	19,874	—	19,874	100.0
Noninterest income before securities (losses)/gains	759,473	778,380	(18,907)	(2.4)	(9.7)	759,473	699,179	60,294	8.6
Securities (losses)/gains	(5,659)	(19,377)	13,718	70.8	283.2	(5,659)	15,845	(21,504)	(135.7)
Total noninterest income	753,814	759,003	(5,189)	(0.7)	(2.7)	753,814	715,024	38,790	5.4
NONINTEREST EXPENSE
Personnel expense	634,793	612,861	21,932	3.6	14.3	634,793	585,917	48,876	8.3
Net occupancy expense	75,851	78,218	(2,367)	(3.0)	(12.1)	75,851	75,266	585	0.8
Outside processing and software	82,848	81,368	1,480	1.8	7.3	82,848	72,216	10,632	14.7
Equipment expense	52,882	50,765	2,117	4.2	16.7	52,882	52,318	564	1.1
Marketing and customer development	31,629	34,389	(2,760)	(8.0)	(32.1)	31,629	33,248	(1,619)	(4.9)
Other noninterest expense	198,948	231,231	(32,283)	(14.0)	(55.8)	198,948	205,230	(6,282)	(3.1)
Noninterest expense before amortization of intangible assets and merger expense[4]	1,076,951	1,088,832	(11,881)	(1.1)	(4.4)	1,076,951	1,024,195	52,756	5.2
Amortization of intangible assets	31,217	31,759	(542)	(1.7)	(6.8)	31,217	29,279	1,938	6.6
Merger expense	25,738	28,401	(2,663)	(9.4)	(37.5)	25,738	—	25,738	100.0
Total noninterest expense	1,133,906	1,148,992	(15,086)	(1.3)	(5.3)	1,133,906	1,053,474	80,432	7.6
INCOME BEFORE INCOME TAXES	720,912	657,116	63,796	9.7	38.8	720,912	638,344	82,568	12.9
Provision for income taxes	228,618	201,387	27,231	13.5	54.1	228,618	186,265	42,353	22.7

	ACTUAL					HISTORICAL COMBINED
	1st Quarter 2005	4th quarter 2004	Increase/(Decrease)		Sequential Annualized %	1st Quarter 2005	1st Quarter 2004	Increase/(Decrease)
			Amount	%				Amount	%
NET INCOME	492,294	455,729	36,565	8.0	32.1	492,294	452,079	40,215	8.9
Merger expense, net of tax	15,958	18,461	(2,503)	(13.6)	(54.2)	15,958	—	15,958	100.0
OPERATING NET INCOME	508,252	474,190	34,062	7.2	28.7	508,252	452,079	56,173	12.4
Net gain on sale of RCM assets, net of tax	(12,322)	—	(12,322)	100.0	400.0	(12,322)	—	(12,322)	100.0
ADJUSTED OPERATING NET INCOME	$495,930	$474,190	$21,740	4.6%	18.3%	$495,930	$452,079	$43,851	9.7%
REVENUE (Dollars in thousands)
Net interest income	$1,111,560	$1,084,204	$27,356	2.5%	10.1%	$1,111,560	$1,042,719	$68,841	6.6%
FTE adjustment[5]	17,666	16,684	982	5.9	23.5	17,666	14,361	3,305	23.0
Net interest income – FTE	1,129,226	1,100,888	28,338	2.6	10.3	1,129,226	1,057,080	72,146	6.8
Noninterest income	753,814	759,003	(5,189)	(0.7)	(2.7)	753,814	715,024	38,790	5.4
Total revenue	1,883,040	1,859,891	23,149	1.2	5.0	1,883,040	1,772,104	110,936	6.3
Securities losses/(gains)	5,659	19,377	(13,718)	(70.8)	(283.2)	5,659	(15,845)	21,504	135.7
Net gain on sale of RCM assets	(19,874)	—	(19,874)	100.0	400.0	(19,874)	—	(19,874)	100.0
Total revenue excluding securities gains and losses and net gain on sale of RCM assets	$1,868,825	$1,879,268	($10,443)	(0.6)%	(2.2)%	$1,868,825	$1,756,259	$112,566	6.4%
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans[6]
Commercial	$33,518	$32,343	$1,175	3.6%	14.5%	$33,518	$32,598	$920	2.8%
Real estate 1-4 family	23,527	22,535	992	4.4	17.6	23,527	18,804	4,723	25.1
Real estate commercial and construction	19,224	18,660	564	3.0	12.1	19,224	17,670	1,554	8.8
Real estate equity	11,574	11,016	558	5.1	20.3	11,574	8,844	2,730	30.9
Consumer[7]	15,175	15,390	(215)	(1.4)	(5.6)	15,175	15,074	101	0.7
Credit cards	198	193	5	2.4	9.6	198	155	43	27.7
Total loans	$103,216	$100,137	$3,079	3.1%	12.3%	$103,216	$93,145	$10,071	10.8%
Average deposits
Noninterest bearing deposits	$23,723	$24,182	($459)	(1.9)%	(7.6)%	$23,723	$21,412	$2,311	10.8
NOW accounts	17,480	16,941	539	3.2	12.7	17,480	14,494	2,986	20.6
Money market accounts	24,767	24,507	260	1.1	4.2	24,767	24,071	696	2.9
Savings	7,507	8,139	(632)	(7.8)	(31.1)	7,507	8,054	(547)	(6.8)
Consumer and other time	17,491	16,832	659	3.9	15.7	17,491	15,575	1,916	12.3
Total consumer and commercial deposits	90,968	90,601	367	0.4	1.6	90,968	83,606	7,362	8.8
Brokered and foreign deposits	13,424	10,671	2,753	25.8	103.2	13,424	12,292	1,132	9.2
Total deposits	$104,392	$101,272	$3,120	3.1%	12.3%	$104,392	$95,898	$8,494	8.9%
SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$337,057	$354,241	($17,184)	(4.9)%	(19.4)%	$337,057	$318,643	$18,414	5.8%
Restructured loans	20,071	19,049	1,022	5.4	21.5	20,071	18,661	1,410	7.6
Total nonperforming loans	357,128	373,290	(16,162)	(4.3)	(17.3)	357,128	337,304	19,824	5.9
Other real estate owned (OREO)	27,555	28,619	(1,064)	(3.7)	(14.9)	27,555	41,605	(14,050)	(33.8)
Other repossessed assets	7,662	8,749	(1,087)	(12.4)	(49.7)	7,662	17,061	(9,399)	(55.1)
Total nonperforming assets	$392,345	$410,658	($18,313)	(4.5)%	(17.8)%	$392,345	$395,970	($3,625)	(0.9)%
Allowance for loan and lease losses	($1,023,746)	($1,050,024)	$26,278	(2.5)%	(10.0)%	($1,023,746)	($1,110,356)	$86,610	(7.8)

[1]	Includes service charges on deposits, card and other charges and fees.

[2]	Includes retail investment services, investment banking income and trading account profits and commissions.

[3]	SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

[4]	The Company presents noninterest expense before amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

[5]	NCF's FTE adjustments were reduced $4,712 from the first quarter of 2004 to conform to SunTrust's methodology.

[6]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[7]	Includes consumer direct and consumer indirect loans.

SunTrust Banks, Inc. and Subsidiaries
SUNTRUST / NCF – SELECTED HISTORICAL FINANCIAL DATA

	1st Quarter 2004
	SunTrust	NCF	Pro Forma Combined
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$851,648	$191,071	$1,042,719
Provision for loan losses	53,837	12,088	65,925
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	797,811	178,983	976,794
NONINTEREST INCOME
Deposit and other fees[1]	287,659	49,463	337,122
Trust and investment management income	136,218	16,498	152,716
Broker / dealer revenue[2]	119,941	25,762	145,703
Other noninterest income	46,341	17,297	63,638
Noninterest income before securities (losses)/gains	590,159	109,020	699,179
Securities gains	4,927	10,918	15,845
Total noninterest income	595,086	119,938	715,024
NONINTEREST EXPENSE
Personnel expense	506,796	79,121	585,917
Net occupancy expense	61,859	13,407	75,266
Outside processing and software	65,626	6,590	72,216
Equipment expense	45,085	7,233	52,318
Marketing and customer development	30,219	3,029	33,248
Other noninterest expense	164,523	40,707	205,230
Noninterest expense before amortization of intangible assets	874,108	150,087	1,024,195
Amortization of intangible assets	15,640	13,639	29,279
Total noninterest expense	889,748	163,726	1,053,474
INCOME BEFORE INCOME TAXES	503,149	135,195	638,344
Provision for income taxes	141,314	44,951	186,265
NET INCOME	$361,835	$90,244	$452,079
REVENUE (Dollars in thousands)
Net interest income	$851,648	$191,071	$1,042,719
FTE adjustment[3]	12,256	2,105	14,361
Net interest income – FTE	863,904	193,176	1,057,080
Noninterest income	595,086	119,938	715,024
Total revenue	1,458,990	313,114	1,772,104
Securities (gains)	(4,927)	(10,918)	(15,845)
Total revenue excluding securities gains and losses	$1,454,063	$302,196	$1,756,259

	1st Quarter 2004
	SunTrust	NCF	Pro Forma Combined
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans[4]
Commercial	$28,599	$3,999	$32,598
Real estate 1-4 family	17,850	954	18,804
Real estate commercial and construction	13,910	3,760	17,670
Real estate equity	7,112	1,732	8,844
Consumer [5]	12,294	2,780	15,074
Credit cards	140	15	155
Total loans	$79,905	$13,240	$93,145
Average deposits
Noninterest bearing deposits	$18,897	$2,515	$21,412
NOW accounts	12,332	2,162	14,494
Money market accounts	22,137	1,934	24,071
Savings	6,334	1,720	8,054
Consumer and other time	10,661	4,914	15,575
Total consumer and commercial deposits	70,361	13,245	83,606
Brokered and foreign deposits	10,001	2,291	12,292
Total deposits	$80,362	$15,536	$95,898
SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$283,918	$34,725	$318,643
Restructured loans	18,661	—	18,661
Total nonperforming loans	302,579	34,725	337,304
Other real estate owned (OREO)	18,380	23,225	41,605
Other repossessed assets	10,953	6,108	17,061
Total nonperforming assets	$331,912	$64,058	$395,970
Allowance for loan and lease losses	($936,972)	($173,384)	($1,110,356)

[1]	Includes service charges on deposits, card and other charges and fees.

[2]	Includes retail investment services, investment banking income and trading account profits and commissions.

[3]	NCF's FTE adjustments were reduced $4,712 from the 1st quarter of 2004 to conform to SunTrust methodology.

[4]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[5]	Includes consumer direct and consumer indirect loans.